SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 24, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                     001-15253                 43-1804048
-------------------------------    --------------------    --------------------
  (State or other jurisdiction     (Commission file        (IRS Employer
       of incorporation)                 number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document
                 (99)            Additional Exhibits

                 99.1            News release issued by Stilwell Financial Inc.
                                 dated October 24, 2001 concerning the
                                 announcement of financial results for the three and nine months ended September 30, 2001, is attached hereto as Exhibit 99.1

                 99.2            News release  issued by Stilwell Financial Inc.
                                 dated November 1, 2001 reporting: i) preliminary ending assets under management on October 31, 2001; ii) preliminary average assets under management for the month ended October 31, 2001; and iii) preliminary average assets under management for the ten months ended October 31, 2001, is attached hereto as
                                 Exhibit 99.2



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated October 24, 2001, reporting the financial results for the three and nine months ended September 30, 2001.

Additionally, Stilwell has adjusted the financial information in the news release dated October 24, 2001 included as Exhibit 99.1 to reflect the following items:

   1. A reclassification within the operating expenses component of the Statements of Income for the three and nine months ended September 30, 2001. Total operating expenses of $230.2 and $778.7 million for the three and nine months ended September 30, 2001, respectively, do not change. The composition of the totals, however, should be adjusted as follows:

                                 Three months ended September 30, 2001            Nine months Ended September 30, 2001
                               ----------------------------------------         ---------------------------------------
                               As Reported       After Reclassification         As Reported      After Reclassification
Compensation                      $ 69.8            $ 78.0                     $ 249.6             $ 257.8
Marketing and promotion             22.4              22.4                        72.4                72.4
Third party concession fees         53.4              53.4                       181.1               181.1
Depreciation and amortization       35.0              35.0                        92.0                92.0
Professional services                9.9               9.9                        34.7                34.7
Other                               39.7              31.5                       108.6               100.4
Severance, facility closing
  and other costs                      -                 -                        40.3                40.3
                                  ------            ------                     -------             -------
     Total                        $230.2            $230.2                     $ 778.7             $ 778.7
                                  ======            ======                     =======             =======


   2. A reclassification to its Consolidated Balance Sheet as of September 30, 2001 to present $692.9 million of indebtedness as a current liability. The indebtedness relates to the Company's zero-coupon convertible securities ("securities") that include a provision allowing the holders of the securities to put the securities to the Company on April 30, 2002. These amounts had been reflected as long-term obligations.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated November 1, 2001, reporting preliminary ending assets under management as of October 31, 2001 and preliminary average assets under management for the month and ten months ended October 31, 2001.


The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: November 2, 2001           By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                      Vice President, Controller and Treasurer
                                          (Principal Accounting Officer)